Exhibit 10.1
Transmitted by SWIFT

IRREVOCABLE STANDBY LETTER OF CREDIT

No. I9300131JT000002

Date:  January 16, 2013

By order of the Applicant, the Issuer hereby issues in favor of the Beneficiary, this Irrevocable Standby Letter of Credit.  Capitalized terms used herein shall have the meanings immediately following the same terms appearing in bold and within quotation marks below.

Letter of Credit:  This instrument, constituting the Issuer's standby letter of credit in the Face Amount, which shall be effective from the Effective Date and Time until the Expiration Date and Time, and is irrevocable.

Issuer:  KOOKMIN BANK, NEW YORK BRANCH

Issuer's Branch and Issuer's
Address and Fax for Notices:

565 Fifth Avenue, 24th Floor
New York, New York 10017
Facsimile Number: 1-212-697-1456
Telephone: 1-646-412-6170
Contact Person: Sang Gu Lee

Applicant:  E.LAND WORLD LIMITED

Applicant's Address and Fax for Notices:
Global Finance Division
E.LAND World Bldg., No. 371-12
Gasan-Dong, Geumcheon-Gu, Seoul, 153-803
Korea

Telephone: 82-2-2029-3126
Facsimile Number: 82-2-2029-9141
Contact Person: In Won Ha

Beneficiary: K-SWISS INC.

Beneficiary's Address and Fax for Notices:

31248 Oak Crest Drive
Westlake Village, CA 91361-4643
Facsimile Number: 1-818-706-5397
Telephone: 1-818-706-5100
Contact Person: George Powlick

Beneficiary's Bank Account:
Wells Fargo Bank
San Francisco Branch
420 Montgomery Street
San Francisco, California 94163
Bank Account: K Swiss Inc. Concentration Account
Bank Account Number: xxxxxxxx
ABA Routing Number: 1210 0024 8
SWIFT Code: WFBIUS6S
Incoming Routing Number: xxxxxxxx

Effective Date and Time:  This Letter of Credit is automatically effective on 4 p.m., New York, New York local time, on January 16, 2013.

Expiration Date and Time: 12:00 p.m., New York, New York local time, on the earlier of (i) July 12, 2013 and (ii) the day on which a draw is paid hereunder.

Face Amount:  USD 17,203,000.00 (Seventeen Million Two Hundred and Three Thousand US Dollars only).

 Merger Agreement:  the Agreement and Plan of Merger dated as of January 16, 2013, by and among E.LAND WORLD LIMITED as Parent, IAN ACQUISITION SUB, INC. as Merger Sub and K-SWISS INC., as the Company.

This Letter of Credit is being issued in connection with the Merger Agreement.

Costs:  Applicant shall be responsible for all costs and expenses of the Issuer and each confirming or advising bank in connection with the issuance of, and drawing under, this Letter of Credit.

Drawing:  The Beneficiary may make a single draw upon this Letter of Credit in an aggregate amount equal to the Face Amount upon presentation, as set forth below, of a sight draft (a) signed by the Beneficiary, (b) in the form of Exhibit A attached hereto, and (c) if drawn on or after June 26, 2013, accompanied by a certificate signed by the Beneficiary in the form of Exhibit B attached hereto or if drawn prior to June 26, 2013, accompanied by a certificate signed by the Beneficiary in the form of Exhibit C attached hereto, which are presented to the Issuer at the Issuer's Branch located in New York, New York, either in person or by facsimile, during the Issuer's normal business hours (but under any circumstances prior to the Expiration Date and Time set forth above). In the event of presentation by facsimile, the Beneficiary shall verify facsimile presentation by telephone to the contact person at the Issuer specified above. A re-presentation of any drawing to correct an error or non-conforming demand for payment (including replacing the certificate originally submitted with a correct certificate in the form of either Exhibit B or Exhibit C depending on the time and date of the Issuer's receipt of the initial presentation) shall not constitute a separate drawing.

Review of Drawing Documents:  Drawing documents will be reviewed by the Issuer within 3 Business Days after presentation, and the Beneficiary shall be notified of the acceptance or rejection of such documents, listing all required changes, if applicable.

Payment:  Upon receipt of the sight draft and the certificate referenced under Drawing above, Issuer undertakes to pay the amount of such draft via wire transfer of immediately available U.S. dollar funds to the Beneficiary's Bank Account within 2 Business Days after the documents specified herein for such payment have been accepted.

Business Day:  Any day other than a Saturday, Sunday or other day on which banks are authorized or required by applicable law to be closed in the City of New York, State of New York.

Notices: Notices shall be in writing, and may be mailed, personally delivered or sent via facsimile, and shall be effective upon receipt or refusal to accept delivery thereof.  Refusal to accept delivery of a notice delivered via facsimile shall be deemed to have occurred if the relevant facsimile number fails to receive at least 3 transmission attempts made within a 24 hour period, provided a courtesy copy of such notice is promptly thereafter sent via air courier to the intended recipient at the relevant address for the delivery of notices (such courtesy copy shall not itself constitute notice).

Amendments:  This Letter of Credit (including Exhibits A, B and C attached hereto) constitutes the full terms of the Issuer's undertaking to the Beneficiary, and may not be amended, discharged or terminated, except in a written instrument signed by the Applicant, Beneficiary and the Issuer, provided, however:  (a) the Issuer and the Beneficiary may each notify each other of any change in their respective addresses, contact persons or facsimile numbers for purposes of notices and (b) the Beneficiary may notify the Issuer of any change in the Beneficiary's Bank Account and each such notice shall serve to amend this Letter of Credit upon its effectiveness provided further, however, the Issuer may not change the address of the Issuer's Branch or such branch's facsimile number to a location or facsimile number other than that of another branch located in New York, New York, except in a written instrument signed by the Beneficiary and the Issuer.

Governing Law, Jurisdiction and Venue:  This letter of credit is subject to the International Standby Practices 1998 (ISP 98), International Chamber of Commerce Publication No. 590.  As to matters not covered by the ISP and to the extent not inconsistent with the ISP, this letter of credit shall be governed by and construed and enforced in accordance with the New York Uniform Commercial Code, Article 5.  Any litigation relating to this Letter of Credit shall be conducted solely in the State and Federal Courts located in New York, New York, and the Issuer and the Beneficiary each hereby consents to such exclusive jurisdiction and venue and waives any claim it may have that such forum may be inconvenient.

ISP:  The International Standby Practices, International Chamber of Commerce Publication No. 590.

EXHIBIT A

SIGHT DRAFT

Drawn under

KOOKMIN BANK, NEW YORK BRANCH

Irrevocable Standby Letter of Credit dated January 16, 2013
No. I9300131JT000002

USD 17,203,000.00                                                                             MM, DD, 2013

AT SIGHT, pay to the order of K-SWISS INC., the sum of Seventeen Million Two Hundred and Three Thousand United States Dollars (USD 17,203,000.00).

To:          Kookmin Bank, New York Branch
565 Fifth Avenue, 24th Floor,
New York, New York 10017
Attn : Sang Gu Lee

K-SWISS INC.

By:

Its:

This Exhibit A is considered an integral part of our Irrevocable Standby Letter of Credit dated January 16, 2013.

EXHIBIT B

CERTIFICATE OF AMOUNT DUE

MM, DD, 2013

To:         KOOKMIN BANK, NEW YORK BRANCH

Re:         Irrevocable Standby Letter of Credit (the Letter of Credit)

The undersigned hereby certifies that:
(A) the undersigned is entitled to draw the Letter of Credit in accordance with the terms of Section 8.3(e) of the Agreement and Plan of Merger dated as of January 16, 2013, by and among E.LAND WORLD LIMITED, IAN ACQUISITION SUB, INC. and K-SWISS INC., as amended to date
(B) the undersigned is an officer of K-SWISS INC. and is executing this certificate on behalf of K-SWISS INC.
(C) this certification is made pursuant to the Letter of Credit No. I9300131JT000002 and
(D) the amount claimed from the bank is not more than the stated amount under the Letter of Credit.

K-SWISS INC.

By:

Its:

This Exhibit B is considered an integral part of our Irrevocable Standby Letter of Credit dated January 16, 2013.

EXHIBIT C

CERTIFICATE OF AMOUNT DUE

MM, DD, 2013

To:         KOOKMIN BANK, NEW YORK BRANCH

Re:         Irrevocable Standby Letter of Credit (the Letter of Credit)

The undersigned hereby certifies that:
(A) the undersigned is entitled to draw the Letter of Credit in accordance with the terms of Section 8.3(e) of the Agreement and Plan of Merger dated as of January 16, 2013, by and among E.LAND WORLD LIMITED, IAN ACQUISITION SUB, INC. and K-SWISS INC., as amended to date (the Merger Agreement)
(B) the undersigned, acting as secretary or assistant secretary of  K-SWISS INC., affirms that (1) a meeting of the stockholders of K-SWISS INC. has been duly called and held, and (2) at such meeting, the adoption of the Merger Agreement was properly brought before the meeting and was duly adopted (or would have been duly adopted but for the failure of Parent and Merger Sub to vote all shares of K-SWISS INC. common stock Beneficially Owned (as defined in the Merger Agreement) by Parent and Merger Sub in favor of the adoption of the Merger Agreement) by the stockholders of K-SWISS INC. by the vote required for such adoption under the certificate of incorporation of K-SWISS INC.
(C) this certification is made pursuant to the Letter of Credit No. I9300131JT000002 and
(D) the amount claimed from the bank is not more than the stated amount under the Letter of Credit.

K-SWISS INC.

By:

Its:                                                   and Secretary or Assistant Secretary

This Exhibit C is considered an integral part of our Irrevocable Standby Letter of Credit dated January 16, 2013.